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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 18, 2002
                                                         (January 9, 2002)


                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  0-12699                 95-4803544
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(State or Other Jurisdiction     (Commission             (IRS Employer
  of Incorporation)               File Number)         Identification No.)



    3100 Ocean Park Blvd., Santa Monica, CA                  90405
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    (Address of Principal Executive Offices)              (Zip Code)


     Registrant's telephone number, including area code (310) 255-2000
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of Activision, Inc., dated January 14, 2002.

Item 9.  Regulation FD Disclosure.

     On January 14, 2002, Activision, Inc. issued a press release announcing its acquisition of the remaining outstanding 60% of capital stock of Gray Matter Interactive Studios, Inc., pursuant to its exercise of an option therefor, dated as of December 30, 1999, which press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2002


                                            ACTIVISION, INC.


                                            By: /s/ Brian G. Kelly
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                                                Name: Brian G. Kelly
                                                Title: Co-Chairman